                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) OCTOBER 16, 1997
                                                 -------------------------------


                                  P-COM, INC.
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               (Exact name of registrant as specified in charter)

     DELAWARE                        0-25356                 77-02893711
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)          Identification No.)



      3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA    95008
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code      (408) 866-3666
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 5.   Other Events
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            (a) In a press release disseminated on October 16, 1997, the
          Registrant publicly announced that it intends, subject to market and other conditions, to raise $150 million in a proposed private placement of convertible subordinated notes and up to an additional $22.5 million if an over-allotment option to be granted to the initial purchasers were to be exercised in full. A copy of the press release is attached hereto and incorporated herein by reference.

            (b) In a press release disseminated on October 16, 1997, the Registrant publicly announced its earnings for the quarter ended September 30, 1997. A copy of the press release is attached hereto and incorporated herein by reference.

            (c) In a press release disseminated on October 16, 1997, the Registrant publicly announced an order valued at $20 million for its Italian subsidiary, Technosystem S.p.A. to construct a broadcast network in Papua - New Guinea.

            (d) In accordance with the rules and regulations of the Securities and Exchange Commission, The Registrant has restated its consolidated financial statements to reflect its merger with Control Resources Corporation ("CRC"), consummated on May 29, 1997, which merger is being accounted for under the pooling of interests method of accounting. Such financial statements, together with selected consolidated financial data and management's discussion and analysis, and the report of the Independent Accountants are attached hereto as exhibits incorporated by reference. This information is being filed pursuant to this current Report on Form 8-K soley to reflect the change in the Registrant's financial statements and related discussion as a result of the business combination with CRC.

ITEM 7.   Financial Statements and Exhibits
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            (a) A copy of the Registrant's press release announcing a proposed private placement of convertible subordinated notes is attached hereto as an exhibit.

            (b) A copy of the Registrant's press release announcing its earnings for the quarter ended September 30, 1997 is attached hereto as an exhibit.

            (c) A copy of the Registrant's press release announcing an order for its Italian subsidiary, Technosystem S.p.A. to construct a broadcast network in Papua - New Guinea valued at $20 million.

            (d) The Registrant's selected consolidated financial data.

            (e) The Registrant's management's discussion and analysis of its selected consolidated financial data.

            (f) The Registrant's Report of Independent Accountants and consolidated financial statements for the year ended December 31, 1997 and the periods ended June 30, 1996 and June 30, 1997.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-COM, INC.
                              -----------
                              (Registrant)

Date:  October 16, 1997       By:    /s/ Michael J. Sophie
                                    -----------------------------------

                              Name: Michael J. Sophie
                              Title:  Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit
-------

  99.1 Press release disseminated October 16, 1997, announcing the Registrant's proposed private placement of convertible subordinated notes.

  99.2 Press release disseminated October 16, 1997, announcing the Registrant's earnings for the quarter ended September 30, 1997.

  99.3 Press release disseminated October 16, 1997, announcing an order for the Registrant's Italian subsidiary, Technosystem S.p.A. to construct a broadcast network in Papua - New Guinea valued at $20 million.

  99.4          Selected consolidated financial data.

  99.5 Management's discussion and analysis of its selected consolidated financial data.

  99.6 Report of Independent Accountants and consolidated financial statements for the year ended December 31, 1997, and the periods ended June 30, 1996 and June 30, 1997.